UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06416

DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder	Lawrence R. Hamilton, Esq.
DTF Tax-Free Income Inc. 200 South Wacker Drive, Suite 500 Chicago, Illinois 60606	Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: 1-800-338-8214

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

Board of Directors

David J. Vitale, Chairman

Donald C. Burke

Robert J. Genetski

Clifford W. Hoffman

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain, CFA

Christian H. Poindexter

Carl F. Pollard

Officers

Nathan I. Partain, CFA, President & Chief Executive Officer

Timothy M. Heaney, CFA, Vice President & Chief Investment Officer

Lisa H. Leonard, Vice President

William J. Renahan, Vice President & Secretary

Dianna P. Wengler, Vice President & Assistant Secretary

Alan M. Meder, CFA, CPA, Treasurer & Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Daniel J. Petrisko, CFA, Assistant Secretary

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Call toll-free (800) 243-4361 ext. 4941

(860) 263-4941

www.dpimc.com

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC

500 West Jefferson Street

Louisville, KY 40202

Call toll-free (888) 878-7845

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Call toll-free (800) 937-5449

Custodian

State Street Bank and Trust Company

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

DTF Tax-Free

Income Inc.

Semi-Annual Report

April 30, 2016

LETTER TO

SHAREHOLDERS

June 16, 2016

Dear Shareholders:

The Current Municipal Market Environment and Your Fund:

We begin our discussion of the performance of DTF Tax-Free Income Inc. (the “DTF Fund”) with a review of the municipal market environment in which the DTF Fund operates.

The municipal bond market experienced solid performance over the six months ended April 30, 2016, as tax-free interest rates moved mostly lower in concert with U.S Treasury Bond yields. Except for municipal bonds with maturities shorter than three years, yields declined by up to 50 basis points over this six-month time period. The largest yield declines occurred in bonds with maturities beyond 15 years, despite the Federal Open Market Committee (the “FOMC”), the committee within the Federal Reserve that sets domestic monetary policy, raising the target federal funds rate by 25 basis points in December 2015. This sizeable decline in rates during these six months produced larger returns for bonds with longer maturities as reported by various Barclays maturity-based indices. The returns for Barclays maturity-based indices ranged from 0.29% (for bonds with maturities between one and two years) to 5.36% (for bonds with maturities of 22 years and longer). For this six-month time period ended April 30, 2016, the Barclays Municipal Bond Index produced a total return of 3.6%. Over this time, the municipal market was influenced by several factors including:

•	steady flows of cash into of open-end municipal bond mutual funds;
•	lower issuance levels of municipal bonds compared to recent years due to a reduction in new money borrowings; and
•	the decline in U.S. Treasury bond yields driven by the expectation that the FOMC will not raise the target federal funds rate multiple times in 2016.

Strong Demand: Open-end municipal bond mutual funds have experienced very strong net inflows over the past 8 months totaling in excess of $33 billion. This represents the longest stretch of net inflows into open-end municipal bond mutual funds since 2010. High yield municipal bond mutual funds (“HY funds”) have been a beneficiary of this healthy stretch of inflows. In fact, HY fund assets under management recently reached a record $82 billion according to data from Morningstar Inc. and Lipper US Fund Flows. HY funds now constitute 34% of the overall municipal assets under management, up from just 10% two years ago. Since flows in and out of open-end mutual funds influence the overall demand for municipal bonds and their prices, bonds rated below investment grade (which the DTF Fund is prohibited from purchasing) have enjoyed solid price appreciation during this time period, helping to produce stronger returns for those funds that are permitted to purchase such investments. In addition to the strong demand from mutual fund investors, the market has benefited from increased demand from households through the use of separately managed accounts and from banks purchasing bonds on a proprietary basis. These additional sources of demand have also helped propel bond prices higher over the past six months. The decline in municipal yields has influenced demand, as investors search for yield in this historically low interest rate environment. As such, the near-term performance of the municipal bond market and future demand will likely be dependent on the Fed’s actions regarding interest rates, since interest rates tend to be the biggest driver of investor demand. While the timing of future FOMC actions is uncertain, economic data both domestically and internationally have indicated that the FOMC may increase the target federal funds rate again in 2016.

Lower Supply: After experiencing elevated issuance of municipal bonds during the first half of 2015 as municipalities took advantage of low interest rates to refinance their outstanding, higher cost debt, issuance has slowed more recently as the available pool of refundable bonds has declined. According to Municipal Market Analytics, Inc., this past April marked the 8th consecutive month that the 12-month rolling average of municipal issuance has declined (from $418 billion in August 2015 to $372 billion in April 2016). While the market has experienced a marked slowdown in the amount of refunding deals, new money borrowings are beginning to show signs of life. In the years since 2009, municipalities had been reluctant to add new debt to their balance sheets, despite the increasing need to repair or replace aging infrastructure. However, through the first four months of 2016, new money issuance is 29% higher than the issuance over a similar period in 2015. Although this segment of issuance has increased recently, it still remains well below its historical percentage. If municipal interest rates were to remain at current levels or possibly move even lower, we would expect the level of refundings and the pace of borrowing for new projects to trend higher.

Moderating Credit: Setting aside several high profile credit concerns like Puerto Rico, the city of Chicago and its public schools, and the Detroit Public Schools, the general credit picture for the municipal market remains mostly sound as the financial profile of many municipalities has benefited from several years of revenue growth. However, state revenue growth slowed in the third quarter of 2015 (according to the most recent analysis by The Nelson A. Rockefeller Institute of Government) when year-over-year growth was 3.8%, compared to 6.9% for the second quarter of 2015 and 5.1% for the first quarter of 2015. According to a study by the Rockefeller Institute, states expect fiscal years 2016 and 2017 to be weaker than fiscal year 2015. These fiscal years may be especially challenging for states like Alaska, Louisiana, New Mexico, Oklahoma and Texas that rely heavily on revenue from oil, natural gas and mining. The steep decline in oil prices over the past two years is driving this revenue drop. On a positive note, the market has seen the rate of first time defaults continue to decline while Moody’s raised more bond credit ratings last year than were lowered. While these are credit positives for the sector, underfunded pension obligations, slower state tax collections and a number of states predicting budget shortfalls for upcoming fiscal years are reasons for some concern. We remain focused on municipal pension funding levels, because the precedent set by recent judgments to subordinate bond holders to the interests of pensioners is a concerning development. The long-time belief that general obligation debt was backed by the full taxing power of the municipality seems to be changing.

In managing the DTF Fund, we continue to emphasize an investment strategy of owning mostly “AA” and “A” rated revenue bonds with coupons of 5% or higher. These higher-coupon bonds have provided the DTF Fund with an attractive level of income while also helping to insulate the portfolio from the potential impact of higher interest rates. As of April 30, 2016, the DTF Fund held over 90% of its total assets in municipal bonds rated “A” or higher across multiple sectors. Pre-refunded, healthcare, special tax, water & sewer and transportation bonds represented the DTF Fund’s top five exposures. The DTF Fund continues to favor revenue bonds compared to general obligation bonds, as we prefer the predictable revenue streams and more settled legal structure afforded by revenue bonds. The DTF Fund remains well diversified geographically, with exposure to 32 states and the District of Columbia. As in the past few years, the DTF Fund continues to avoid bonds issued by the financially troubled Commonwealth of Puerto Rico or any of its agencies. The Fund remains diversified across maturities in order to help moderate the portfolio’s risk from potential changes in interest rates and potential changes to the shape of the yield curve that could result from future FOMC actions or changing investor sentiment.

In addition to the risk of disruptions in the broader credit market, the level of interest rates can be a primary driver of bond fund total returns, including the DTF Fund’s returns. For example, an extended environment of historically low interest rates adds an element of reinvestment risk, since the proceeds of maturing bonds may need to be reinvested in lower-yielding securities. Alternatively, a sudden or unexpected rise in interest rates would likely reduce the total return of bond funds, since higher interest rates could be expected to depress the valuations of fixed-rate bonds held in a portfolio.

Maturity and duration are measures of the sensitivity of a fund’s portfolio of investments to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically +/- 100 basis points). In general, the greater the average maturity and duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of April 30, 2016, the DTF Fund’s portfolio of investments had an average maturity of 15.6 years and duration of 6.28 years, while the Barclays Municipal Bond Index had an average maturity of 13.0 years and duration of 6.07 years.

As a practical matter, it is not possible for the DTF Fund to be completely insulated from turmoil in the global financial markets or unexpected moves in interest rates. However, management believes that over the long term the diversification of the portfolio across multiple states and sectors, in addition to the distribution of assets along the yield curve, positions the DTF Fund to take advantage of future opportunities while limiting volatility to some degree.

Outlook: We expect the municipal market’s strong technical condition to persist into the second half of the year, especially as the market enters a period of expected net negative issuance, where the amount of bond calls, maturities and coupon payments is projected to exceed the amount of bonds issued. Demand is likely to remain solid as municipal bonds continue to offer reasonably good value, especially given the lower volatility of the sector and the higher yields available on a taxable equivalent basis when compared to other fixed income investments. Further, with the number of FOMC interest rate hikes in 2016 now likely to be fewer than anticipated, and with little prospect for tax reform this year, we expect demand for tax-exempt income to continue. We remain focused on higher credit quality investments, as the market has experienced significant risk spread compression, especially in lower rated issuers, since many investors are chasing the few bonds that offer any reasonable amount of higher yield. Overall, despite the fact that revenue collections are beginning to level off from their strong growth since the 2008-2009 recession, we expect the majority of municipalities to remain fundamentally sound, with some notable exceptions identified earlier. In any event, additional negative headline news regarding underfunded pensions, debate surrounding the need for large capital improvement spending requirements and the potential for higher levels of unbalanced budgets across the country will likely persist for the foreseeable future.

Fund Performance:

The following table compares the DTF Fund’s total return and the Barclays Municipal Bond Index:

Total Return[1] For the period indicated through April 30, 2016
	Six Months	One Year	Three Years (annualized)	Five Years (annualized)
DTF Tax-Free Income Inc.
Market Value[2]	12.6%	15.8%	5.4%	8.3%
Net Asset Value[3]	5.3%	7.4%	4.2%	6.9%
Barclays Municipal Bond Index[4]	3.6%	5.3%	3.5%	4.3%

1. Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.

2. Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the DTF Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total returns on market value shown in the table. Source: Administrator of the DTF Fund.

3. Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the DTF Fund’s expenses (ratios detailed on page 17 of this report) reduce the DTF Fund’s NAV, they are already reflected in the DTF Fund’s total return on NAV shown in the table. NAV represents the underlying value of the DTF Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the DTF Fund.

4. The index is a market capitalization-weighted index that is designed to measure the long-term tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Barclays.

As presented in the performance chart above, the DTF Fund provided its shareholders with a strong return for the six months ended April 30, 2016, especially when compared to the overall municipal bond market as measured by the Barclays Municipal Bond Index. As of April 30, 2016, the DTF Fund was paying a $0.84 per share annualized dividend and had a closing price of $16.54 per share. The DTF Fund has maintained its $0.07 per share monthly dividend since January 2012, despite generational low yields available in the tax-exempt bond market for extended periods over the past several years. The principal reason the Fund has been able to maintain this dividend is due to the benefit of leverage and use of undistributed net income. During this period, common shareholders have benefited from a steep municipal yield curve that has allowed the DTF Fund to pay a lower rate on its leverage while investing the proceeds into higher-yielding bonds. However, the relationship between the cost of leverage and investment returns could change in the future, especially if the FOMC continues raising the target federal funds rate. If leverage costs were to move higher, the Fund could see its balance of undistributed net income decline further, which could make it more difficult to maintain the current dividend rate, with the possibility that this rate could even decrease.

Annual Shareholder Meeting: The annual meeting of the Fund’s shareholders was held on March 15, 2016. At that meeting, holders of the Fund’s common stock reelected Robert J. Genetski, Philip R. McLoughlin and Nathan I. Partain as directors of the DTF Fund.

Board of Directors Meeting: At the regular March 2016 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
7.0	April 15	April 29
7.0	May 16	May 31
7.0	June 15	June 30

At the regular June 2016 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
7.0	July 15	July 29
7.0	August 15	August 31
7.0	September 15	September 30

Also at the June 2016 Board of Directors meeting, the Board elected Clifford W. Hoffman as a director of the Fund for a term ending in 2018, to fill the vacancy created by the resignation of Stewart E. Connor. Mr. Hoffman is a retired partner from Deloitte & Touche LLP.

About Your Fund: The Fund’s investment objective is current income exempt from regular federal income tax consistent with the preservation of capital. The fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment-grade tax-exempt obligations. The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry.

The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. As of April 30, 2016, the Fund’s leverage consisted of $65 million of Variable Rate MuniFund Term Preferred Shares (VMTP). On that date, the total amount of leverage represented approximately 32% of the Fund’s total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the Fund. There is no assurance that this will continue to be the case in the future. A decline in the difference between short-term and long-term rates could have an adverse effect on the income provided from leverage. Prolonged periods of low longer-term interest rates can result in modest reinvestment opportunities for the fixed income portion of the portfolio and could also adversely affect the income provided from leverage. If the DTF Fund were to conclude that the use of leverage was likely to cease being beneficial, it could modify the amount and type of leverage it uses or eliminate the use of leverage entirely.

We continue to appreciate your interest in the DTF Fund and look forward to being of continued service in the future.

Timothy M. Heaney, CFA	Nathan I. Partain, CFA
Chief Investment Officer	Director, President & Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The DTF Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS

April 30, 2016

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
LONG-TERM INVESTMENTS—142.1%
	Alaska—0.2%
$290	Anchorage Elec. Util. Rev.,
	5.00%, 12/1/36	$338,398

	Arizona—4.8%
650	Arizona St. Hlth. Fac. Auth. Rev., Scottsdale Lincoln Hosp. Proj.,
	5.00%, 12/1/42	748,261
2,000	Arizona St. Trans. Brd. Hwy. Rev.,
	5.00%, 7/1/30,
	Prerefunded 7/1/18 @ $100 (b)	2,183,240
500	Northern Arizona Univ. Rev.,
	5.00%, 6/1/40	576,150
1,000	Northern Arizona Univ. Speed Rev.
	Stimulus Plan for Econ. Edl. Dev.,
	5.00%, 8/1/38	1,144,210
2,000	Salt River Proj. Agric. Impvt. & Pwr.
	Dist. Rev.,
	5.00%, 1/1/38	2,127,480

		6,779,341

	Arkansas—0.9%
1,050	Univ. of Arkansas,
	5.00%,11/1/46	1,255,810

	California—20.3%
2,000	Bay Area Toll Auth. Rev.,
	5.125%, 4/1/39,
	Prerefunded 4/1/19 @ $100 (b)	2,247,480
1,500	California St. Hlth. Facs. Fin. Auth. Rev.,
	Sutter Hlth.,
	5.00%, 11/15/46	1,762,815
100	California St. Muni. Fin. Auth. Student Hsg. Rev., Bowles Hall Foundation,
	5.00%, 6/1/35	113,421
500	California St. Gen. Oblig.,
	5.50%, 3/1/26	543,575
1,000	California St. Gen. Oblig.,
	6.00%, 4/1/38	1,146,440
500	California St. Gen. Oblig.,
	5.50%, 3/1/40	583,905
1,000	California St. Gen. Oblig.,
	5.00% 10/1/28	1,249,460
$2,000	California St. Pub. Wks. Brd. Lease Rev.
	Dept. of Corrections and Rehab.,
	5.250%, 9/1/29	$2,478,020
2,000	California Statewide Communities Dev. Auth. Rev., St. Joseph Hlth. Syst.,
	5.75%, 7/1/47, FGIC	2,201,780
1,000	Garden Grove Agy. Cmty. Dev. Successor Agy.,
	5.00%, 10/1/31	1,220,430
3,000	Golden St. Tobacco Securitization Corp. Rev.,
	5.75%, 6/1/47	3,007,500
1,000	Los Angeles Cnty. Santn. Dists. Fin. Auth. Rev.,
	5.00%, 10/1/34	1,211,500
1,000	Manteca City Wtr. Rev.,
	5.00%, 7/1/33	1,182,930
1,520	Oakland Unified Sch. Dist.,
	5.00%, 8/1/30	1,841,176
2,500	Riverside Cnty. Sngl. Fam. Rev.,
	7.80%, 5/1/21,
	Escrowed to maturity (b)	3,269,200
780	Sacramento Successor Agy. to Redev. Agy., Tax Allocation,
	5.00%, 12/1/24	965,071
1,215	San Marcos Successor Agy. to Redev. Agy., Tax Allocation,
	5.00%, 10/1/32	1,471,972
2,000	San Mateo Successor Agy. to Redev. Agy., Tax Allocation,
	5.00%, 8/1/30	2,395,860

		28,892,535

	Colorado—0.8%
1,000	Eagle River Wtr. & Sanitation Dist.
	Enterprise Wstwtr. Rev.,
	5.00%, 12/1/42	1,142,500

	Connecticut—3.3%
1,000	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Eastern CT Hlth. Network,
	5.00%, 7/1/25, AGC	1,002,190
700	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Hartford HlthCare.,
	5.00%, 7/1/32	776,853
1,000	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Hartford HlthCare.,
	5.00%, 7/1/41	1,103,180

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2016

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
$550	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Yale-New Haven Hosp.,
	5.00%, 7/1/48	$626,043
1,000	South Central Connecticut Reg. Wtr. Auth. Rev.,
	5.00%, 8/1/41	1,157,310

		4,665,576

	District of Columbia—1.5%
1,000	District of Columbia Inc. Tax Rev.,
	5.00%, 12/1/31	1,146,610
1,000	Metropolitan Washington D.C. Airport Auth. Rev.,
	5.00%, 10/1/18, AGM / AMBAC	1,061,920

		2,208,530

	Florida—17%
1,500	Broward Cnty. Port Fac. Rev.,
	6.00%, 9/1/23	1,735,455
1,000	Escambia Cnty. Hlth. Fac. Auth. Rev., Baptist Hosp.,
	6.00%, 8/15/36	1,141,640
2,000	Florida St. Brd. of Ed. Cap. Outlay Gen. Oblig.,
	5.00%, 6/1/41	2,316,720
2,350	Florida St. Brd. of Gov. Florida State Univ. Dorm Rev.,
	5.00%, 5/1/33	2,807,028
70	Highlands Cnty. Hlth. Fac. Auth. Rev.,
	Adventist Hlth.,
	5.125%, 11/15/32,
	Prerefunded 11/15/16 @ $100 (b)	71,716
1,930	Highlands Cnty. Hlth. Fac. Auth. Rev., Adventist Hlth.,
	5.125%, 11/15/32,
	Prerefunded 11/15/16 @ $100 (b)	1,977,324
1,000	Hillsborough Cnty. Aviation Auth., Tampa Int’l. Arpt.,
	5.00%, 10/1/44	1,120,970
500	Lee Cnty. Tran. Fac. Ref. Rev.,
	5.00%, 10/1/35, AGM	585,695
1,080	Miami Beach Hlth. Facs. Auth. Hosp. Rev. Ref.,
	5.00%, 11/15/39	1,227,776
500	Miami Beach Redev. Agy. Rev. Ref.,
	5.00%, 2/1/40	576,940
$250	Miami-Dade Cnty. Ed. Facs. Auth. Rev.,
	5.00%, 4/1/45	$288,880
2,220	Miami-Dade Cnty. Sch. Brd.,
	5.00%, 2/1/34	2,603,261
250	Miami-Dade Cnty. Aviation Rev.,
	5.00%, 10/1/32	286,725
2,000	Orlando and Orange Cnty. Expwy. Auth. Rev.,
	5.00%, 7/1/35	2,343,560
1,000	Reedy Creek Impvt. Dist. Gen. Oblig.,
	5.00%, 6/1/38	1,157,240
2,000	Seminole Cnty. Sales Tax Rev.,
	5.25%, 10/1/31, NRE	2,675,840
830	S. Florida Wtr. Mgmt. Dist.
	5.00%, 10/1/35	1,001,594
200	City of Tallahassee Hlth. Facs. Rev., Tallahassee Memorial Hlthcare.,
	5.00%, 12/1/41	226,868

		24,145,232

	Georgia—3.6%
300	Atlanta Wtr. & Wstwtr. Rev.,
	5.00%, 11/1/26	378,480
500	Atlanta Arpt. Passenger Fac. Charge Gen. Rev.,
	5.00%, 1/1/32	592,895
650	Georgia St. Mun. Elec. Auth. Pwr. Rev.,
	6.50%, 1/1/20, AMBAC	714,630
2,000	Metro. Atlanta Rapid Tran. Auth. Rev.,
	5.00%, 7/1/39	2,233,540
1,000	Metro. Atlanta Rapid Tran. Auth. Rev.,
	5.00%, 7/1/29	1,266,440

		5,185,985

	Idaho—0.9%
1,065	Idaho St. Hlth. Fac. Auth. Rev., St. Lukes Hlth. Sys. Proj.,
	5.00%, 3/1/34	1,223,184

	Illinois—12.3%
500	Chicago Multi-Family Hsg. Rev.,
	4.90%, 3/20/44, FHA	513,630
1,000	Chicago O’Hare Intl. Arpt. Rev., Customer Fac. Charge,
	5.125%, 1/1/30, AGM	1,179,880
250	Chicago Sales Tax Rev.,
	5.00%, 1/1/30	274,492

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2016

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
$1,500	Chicago Wstwtr. Trans. Rev.,
	5.00%, 1/1/34	$1,665,795
500	Chicago Wtrwks. Rev.,
	5.00%, 11/1/44	544,395
1,000	Illinois St. Fin. Auth. Ed. Rev., IL Charter Sch., 5.375%, 9/1/32, Prerefunded 9/1/17 @ $100 (b)	1,063,010
1,000	Illinois St. Fin. Auth. Rev., Swedish Covenant Hosp., 6.00%, 8/15/38	1,118,210
1,225	Illinois St. Fin. Auth. Rev., Advocate Hlthcare. Network,
	5.00%, 5/1/45	1,409,791
1,000	Illinois St. Fin. Auth. Rev., Rush Univ. Med. Ctr.,
	4.00%, 11/15/39	1,051,140
520	Illinois St. Fin. Auth. Rev., Northwestern Memorial Hlthcare.,
	5.00%, 8/15/37	586,862
1,000	Illinois St. Fin. Auth. Rev., Rush Univ. Med. Ctr.,
	5.00%, 11/15/39	1,147,990
525	Illinois St. Fin. Auth. Rev., Centegra Hlth. Sys.,
	5.00%, 9/1/42	584,315
2,000	Illinois St. Gen. Oblig.,
	5.50%, 1/1/29	2,345,940
1,500	Illinois St. Toll Hwy. Auth. Rev.,
	5.50%, 1/1/33,
	Prerefunded 1/1/18 @ $100 (b)	1,618,950
1,000	Railsplitter Tobacco Settlement Auth. Rev.,
	6.00%, 6/1/28	1,195,010
1,000	Univ. of Illinois Aux. Facs. Sys. Rev.,
	5.00%, 4/1/34	1,143,860

		17,443,270

	Indiana—2.7%
180	Indiana St. Fin. Auth. Hosp. Rev., Parkview Hlth. Sys.,
	5.875%, 5/1/29	180,671
240	Indiana St. Fin. Auth. Hosp. Rev., Indiana Univ. Hlth.,
	5.00%, 12/1/28	291,802
$1,000	Indiana St. Fin. Auth. Rev. State Revolving Fund,
	5.00%, 2/1/31	$1,149,370
2,000	Indianapolis Local Pub. Impvt. Bond Bank Rev.,
	5.00%, 2/1/38	2,175,840

		3,797,683

	Louisiana—5.4%
305	Louisiana St. Gasoline & Fuels Tax Rev.,
	5.00%, 5/1/41,
	Prerefunded 5/1/16 @ $100 (b)	305,076
695	Louisiana St. Gasoline & Fuels Tax Rev.,
	5.00%, 5/1/41,
	Prerefunded 5/1/16 @ $100 (b)	695,174
1,250	Louisiana Stadium & Exposition Dist.,
	5.00%, 7/1/30	1,447,763
500	Louisiana Stadium & Exposition Dist.,
	5.00%, 7/1/36	566,840
1,250	Louisiana St. Tran. Auth. Rev.,
	5.00%, 8/15/38	1,477,250
250	New Orleans Swr. Svc. Rev.,
	5.00%, 6/1/44	284,513
500	Port of New Orleans Board of Commissioners Port Fac. Rev.,
	5.00%, 4/1/33	556,460
1,100	Regional Tran. Auth. Sales Tax Rev.,
	5.00%, 12/1/30, AGM	1,257,960
1,000	Terrebonne Parish Consol. Wtrwks. Dist. No. 1,
	5.00%, 11/1/37	1,150,540

		7,741,576

	Maine—1.7%
95	Maine Hlth. & Hgr. Edl. Facs. Auth. Rev.,
	5.00%, 7/1/33,
	Prerefunded 7/1/23 @ $100 (b)	118,665
905	Maine Hlth. & Hgr. Edl. Facs. Auth. Rev.,
	5.00%, 7/1/33	1,024,107
610	Portland, General Arpt. Rev.,
	5.00%, 7/1/31	682,749

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2016

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
$540	Portland, General Arpt. Rev.,
	5.00%, 7/1/32	$602,932

		2,428,453

	Maryland—2.3%
1,000	Maryland St. Hlth. & Hgr. Edl. Facs. Auth. Rev., Anne Arundel Hlth. Sys.,
	5.00%, 7/1/39	1,136,200
2,000	Maryland St. Trans. Auth. Rev.,
	5.00%, 7/1/37, AGM	2,163,340

		3,299,540

	Massachusetts—7.4%
3,000	Massachusetts Bay Trans. Auth. Rev.,
	5.50%, 7/1/29, NRE	4,112,250
1,000	Massachusetts St. Gen. Oblig.,
	5.50%, 8/1/30, AMBAC	1,366,530
1,000	Massachusetts St. Gen. Oblig.,
	5.25%, 9/1/25	1,313,060
2,000	Massachusetts St. College Bldg. Auth. Rev.,
	5.00%, 5/1/40	2,277,860
1,500	Massachusetts St. Dev. Fin. Agcy. Solid Waste Disp. Rev.,
	5.00%, 2/1/36,
	Prerefunded 8/1/16 @ $100 (b)	1,516,320

		10,586,020

	Michigan—1.8%
500	Detroit Dist. St. Aid Gen. Oblig.,
	5.25%, 11/1/35	544,220
1,000	Holland Elec. Util. Sys. Rev.,
	5.00%, 7/1/39	1,150,410
500	Michigan Fin. Auth. Rev., Beaumont Hlth. Credit Group,
	5.00%, 11/1/44	575,920
225	Royal Oak Hosp. Fin. Auth. Rev., William Beaumont Hosp.,
	5.00%, 9/1/39	255,377

		2,525,927

	Nebraska—2.6%
500	Nebraska St. Pub. Pwr. Dist. Gen. Rev.,
	5.00%, 1/1/34	581,790
1,900	Omaha Gen. Oblig.,
	5.25%, 4/1/27	2,514,137
$525	Omaha Pub. Pwr. Dist. Elec. Rev.,
	6.20%, 2/1/17,
	Escrowed to maturity (b)	$547,244

		3,643,171

	New Jersey—2.6%
400	Camden Cnty. Impvt. Auth. Hlthcare. Redev. Rev., Cooper Hlth. Sys.,
	5.00%, 2/15/33	455,516
2,000	New Jersey St. Gen. Oblig.,
	5.25%, 7/1/17	2,097,340
1,000	New Jersey St. Tpk. Auth. Rev.,
	5.00%, 1/1/36	1,095,740

		3,648,596

	New York—9.2%
1,000	Albany Indl. Dev. Agy. Rev., Brighter Choice Charter Sch.,
	5.00%, 4/1/32	874,100
300	Buffalo and Erie Cnty. Indl. Land. Dev. Rev., Catholic Hlth. Sys.,
	5.25%, 7/1/35	352,185
700	Long Island Pwr. Auth. Elec. Sys. Rev.,
	5.00%, 9/1/42	807,744
1,000	New York City Transitional Fin. Auth.,
	5.00%, 2/1/34	1,221,990
1,000	New York City Mun. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.,
	5.00%, 6/15/34	1,196,140
1,000	New York City Mun. Wtr. Fin. Auth. Rev.,
	5.375%, 6/15/43	1,173,900
1,000	New York City Mun. Wtr. Fin. Auth. Rev.,
	5.50%, 6/15/43	1,180,460
1,500	New York St. Dorm. Auth. Rev.,
	7.25%, 10/1/28,
	Prerefunded 10/1/18 @100 (b)	1,732,005
2,000	New York St. Dorm. Auth., Personal Inc. Tax Rev.,
	5.00%, 03/15/31	2,442,120
900	Port Auth. of New York and New Jersey Rev.,
	5.00%, 6/1/33	1,080,801
500	Triborough Bridge & Tunnel Auth. Rev.,
	5.00% 11/15/30	597,420

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2016

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
$400	Utility Debt Securitization Auth. Restructuring Rev.,
	5.00%, 12/15/31	$490,520

		13,149,385

	Ohio—5.3%
750	Deerfield Twp. Tax Increment Rev.,
	5.00%, 12/1/25	790,200
500	Ohio St. Gen. Oblig.,
	5.00%, 9/1/30	573,835
2,000	Ohio St. Hosp. Rev., Univ. Hops. Hlth. Sys.,
	4.00%, 1/15/44	2,083,600
1,040	Ohio St. Tpk. Comm. Rev.,
	5.00%, 2/15/31	1,175,657
2,445	Ohio St. Wtr. Dev. Auth. Rev.,
	5.50%, 6/1/20, AGM	2,886,665

		7,509,957

	Oregon—0.5%
570	Port of Portland, Portland Intl. Arpt. Rev.,
	5.00%, 7/1/32	667,367

	Pennsylvania—5.4%
170	Butler Cnty. Hosp. Auth. Rev., Butler Hlth. Sys.,
	5.00%, 7/1/35	193,282
2,000	Delaware River Port Auth. Rev.,
	5.00%, 1/1/34	2,365,420
480	East Stroudsburg Area Sch. Dist.,
	7.75%, 9/1/27,
	Prerefunded 9/1/17 @ $100 (b)	525,211
495	East Stroudsburg Area Sch. Dist.,
	7.75%, 9/1/27,
	Prerefunded 9/1/17 @ $100 (b)	541,837
25	East Stroudsburg Area Sch. Dist.,
	7.75%, 9/1/27, NRE,
	Prerefunded 9/1/17 @ $100 (b)	27,366
500	Pennsylvania St. Higher Ed. Facs. Auth. Rev.,
	5.00%, 6/15/28	570,410
1,020	Pennsylvania St. Tpk. Comm. Oil Franchise Tax Rev.,
	5.00%, 12/1/23, AGC	1,154,783
$2,000	Philadelphia Wtr. & Wastewater Rev.,
	5.00%, 1/1/41	$2,276,840

		7,655,149

	Rhode Island—3.7%
1,070	Rhode Island Clean Wtr. Fin. Agy. Wtr. Poll. Control Rev., Green Bonds,
	5.00%, 10/1/32	1,319,524
2,000	Rhode Island Hlth. & Edl. Bldg. Corp. Higher Ed. Facs. Rev., Brown Univ.,
	5.00%, 9/1/37	2,111,340
1,600	Rhode Island Hlth. & Edl. Bldg. Corp. Higher Ed. Facs. Rev., Providence College,
	5.00%, 11/1/41	1,840,944

		5,271,808

	South Carolina—2%
2,000	Charleston Cnty. Spl. Source Rev.,
	5.00%, 12/1/32	2,426,760
290	Scago Edl. Facs. Corp. Rev.,
	5.00%, 12/1/24	360,902

		2,787,662

	Tennessee—2.2%
250	Chattanooga-Hamilton Cnty. Hosp. Auth. Rev., Erlanger Hlth. Sys.,
	5.00%, 10/1/34	282,988
1,500	Tennessee Energy Acquisition Corp. Rev.,
	5.25%, 9/1/20	1,727,895
1,000	Tennessee Energy Acquisition Corp. Rev.,
	5.25%, 9/1/21	1,176,520

		3,187,403

	Texas—9.9%
1,000	Dallas Area Rapid Transit Rev.,
	5.25%, 12/1/48,
	Prerefunded 12/1/18 @ $100 (b)	1,113,420
650	Dallas Area Rapid Transit Rev.,
	5.00%, 12/1/41	775,541
185	Everman Indep. Sch. Dist. Gen. Oblig.,
	5.00%, 2/15/36, PSF,
	Prerefunded 8/15/17 @ $100 (b)	195,317

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2016

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
$225	Everman Indep. Sch. Dist. Gen. Oblig.,
	5.00%, 2/15/36, PSF,
	Prerefunded 8/15/17 @ $100 (b)	$237,640
590	Everman Indep. Sch. Dist. Gen. Oblig.,
	5.00%, 2/15/36, PSF	622,061
500	Houston Arpt. Sys. Rev.,
	5.00%, 7/1/32	561,335
1,000	Houston Hotel Occupancy Tax & Spl. Rev.,
	5.25%, 9/1/29	1,160,100
1,410	Houston Util. Sys. Rev.,
	5.00%, 11/15/32	1,709,244
1,060	Klein Indep. Sch. Dist. Gen. Oblig.,
	5.00%, 8/1/38, PSF	1,152,697
1,000	North Texas Twy. Auth. Rev.,
	5.00%, 1/1/31	1,186,940
605	North Texas Twy. Auth. Rev.,
	5.75%, 1/1/40,
	Prerefunded 1/1/18 @ $100 (b)	654,743
595	North Texas Twy. Auth. Rev.,
	5.75%, 1/1/40	642,362
1,975	Pharr-San Juan-Alamo Indep. Sch. Dist. Gen. Oblig.,
	5.50%, 2/1/33,
	Prerefunded 2/1/17 @ $100 (b)	2,047,364
1,000	Spring Branch Indep. Sch. Dist. Gen. Oblig.,
	5.25%, 2/1/38, PSF,
	Prerefunded 2/1/17 @ $100 (b)	1,035,220
1,000	Upper Trinity Reg. Wtr. Dist. Treated Wtr. Supply Sys. Rev. Ref. and Impvmt. Bonds,
	4.00%, 8/1/37, AGM	1,051,020

		14,145,004

	Utah—3.2%
1,000	Utah Trans. Auth. Sales Tax Rev.,
	5.00%, 6/15/32, AGM,
	Prerefunded 6/15/18 @ $100 (b)	1,089,620
1,000	Utah Trans. Auth. Sales Tax Rev.,
	5.00%, 6/15/36, AGM,
	Prerefunded 6/15/18 @ $100 (b)	1,089,840
2,000	Utah Trans. Auth. Sub. Sales Tax Rev.,
	5.00%, 6/15/37	2,336,380

		4,515,840

	Vermont—2%
$2,000	Univ. of Vermont & St. Agric. College Gen. Oblig.,
	5.00%, 10/1/38	$2,292,360
500	Vermont Edl. and Hlth. Bldg. Fin. Agy. Rev. Ref., Univ. of Vermont Med. Center,
	5.00%, 12/1/35	591,740

		2,884,100

	Virginia—2.8%
1,250	Riverside Regl. Jail Auth. Fac. Rev.,
	5.00%, 7/1/26	1,568,188
2,000	Virginia College Bldg. Auth. Rev.,
	5.00%, 2/1/23	2,456,820

		4,025,008

	West Virginia—0.2%
300	Monongalia Cnty. Bldg. Comm. Rev.,
	5.00%, 7/1/30	352,521

	Wisconsin—1.6%
2,000	Wisconsin St. Gen. Rev.,
	6.00%, 5/1/33	2,299,900

	Wyoming—2%
2,580	Wyoming St. Farm Loan Brd. Cap. Facs. Rev.,
	5.75%, 10/1/20	2,789,186

	Total Long-Term Investments (Cost $184,433,536)	202,191,617

	TOTAL INVESTMENTS—142.1%
	(Cost $184,433,536)	202,191,617

	Other assets less liabilities—(42.1)%	(59,916,970)

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$142,274,647

(a)	The following abbreviations are used in portfolio descriptions to indicate an obligation of credit support, in whole or in part:

AMBAC—Ambac Assurance Corporation

AGM—Assured Guaranty Municipal Corp.

AGC—Assured Guaranty Corp.

BHAC—Berkshire Hathaway Assurance Corporation

FGIC—Financial Guaranty Insurance Company

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2016

(Unaudited)

FHA—Federal Housing Authority

NRE—National Public Finance Guarantee Corporation

PSF—Texas Permanent School Fund

RAD—Radian Asset Assurance Inc.

(b)	Prerefunded and escrowed to maturity issues are secured by escrowed cash, U.S. government obligations, or other securities.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2016:

Level 2
Municipal bonds	$202,191,617

There were no Level 1 or Level 3 priced securities held at April 30, 2016.

Summary of State Diversification as a Percentage of Net Assets

Applicable to Common Shareholders

At April 30, 2016

State	%
California	20.3
Florida	17.0
Illinois	12.3
Texas	9.9
New York	9.2
Massachusetts	7.4
Louisiana	5.4
Pennsylvania	5.4
Ohio	5.3
Arizona	4.8
Rhode Island	3.7
Georgia	3.6
Connecticut	3.3
Utah	3.2
Virginia	2.8
Indiana	2.7
Nebraska	2.6
New Jersey	2.6
Maryland	2.3
Tennessee	2.2
South Carolina	2.0
Vermont	2.0
Wyoming	2.0
Michigan	1.8
Maine	1.7
Wisconsin	1.6
District of Columbia	1.5
Arkansas	0.9
Idaho	0.9
Colorado	0.8
Oregon	0.5
Alaska	0.2
West Virginia	0.2

142.1
Other liabilities in excess of assets	(42.1)

100.0

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2016

(Unaudited)

Summary of Ratings as a Percentage of Long-Term Investments

At April 30, 2016

Rating *	%
AAA	6.9
AA	47.4
A	36.3
BBB	7.2
BB	0.0
B	1.9
NR	0.3

100.0

*	Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc. is used, if available. The Fund does not evaluate these ratings but simply assigns them to the appropriate credit quality category as determined by the ratings agencies, as applicable. Securities that have not been rated by S&P, Moody’s or Fitch totaled 0.3% of the portfolio at the end of the reporting period.

Portfolio Composition

(as a percentage of total investments)

At April 30, 2016

%
Pre-refunded	12.7
Transportation	12.1
Healthcare	12.0
Special Tax	12.0
Water & Sewer	11.0
Misc. Revenue	10.0
Education	9.6
General Obligation	9.2
Electric & Gas	4.4
Airports	3.1
Tobacco	2.1
Cash	1.5
Housing	0.3

100.0

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016

(Unaudited)

ASSETS:

Investments, at value (cost $184,433,536)	$202,191,617

Cash	2,350,521

Interest receivable	2,691,399

Prepaid expenses	43,368

Total assets	207,276,905

LIABILITIES:

Investment advisory fee (Note 3)	84,759

Administrative fee (Note 3)	16,274

Accrued expenses	53,681

Variable Rate MuniFund Term Preferred Shares (650 shares issued and outstanding, liquidation preference $100,000 per share, net of deferred offering cost of $152,456) (Note 6)	64,847,544

Total liabilities	65,002,258

NET ASSETS APPLICABLE TO COMMON STOCK	$142,274,647

CAPITAL:

Common stock ($0.01 par value per share; 599,999,350 shares authorized, 8,519,010 issued and outstanding)	$85,190

Additional paid-in capital	120,451,204

Undistributed net investment income	3,696,908

Accumulated net realized gain on investments	283,264

Net unrealized appreciation on investments	17,758,081

Net assets applicable to common stock	$142,274,647

NET ASSET VALUE PER SHARE OF COMMON STOCK	$16.70

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2016

(Unaudited)

INVESTMENT INCOME:

Interest	$4,001,552

EXPENSES:

Investment advisory fees (Note 3)	510,864

Interest expense and amortization of deferred offering costs on preferred shares (Note 6)	769,533

Administrative fees (Note 3)	97,790

Directors’ fees	49,878

Professional fees	39,130

Custodian fees	32,760

Reports to shareholders	31,775

Transfer agent fees	13,650

Registration fees	11,821

Other expenses	26,495

Total expenses	1,583,696

Net investment income	2,417,856

REALIZED AND UNREALIZED GAIN:

Net realized gain on investments	200,647

Net change in unrealized appreciation (depreciation) on investments	4,574,344

Net realized and unrealized gain on investments	4,774,991

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$7,192,847

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2016 (Unaudited)	For the year ended October 31, 2015

OPERATIONS:

Net investment income	$2,417,856	$5,912,872

Net realized gain	200,647	679,577

Net change in unrealized appreciation (depreciation)	4,574,344	(2,680,669)

Net increase in net assets applicable to common stock resulting from operations	7,192,847	3,911,780

DISTRIBUTIONS TO COMMON STOCKHOLDERS:

Net investment income	(3,577,984)	(7,155,967)

Net realized gains	(321,466)	—

Decrease in net assets from distributions to common stockholders (Note 5)	(3,899,450)	(7,155,967)

Total increase (decrease) in net assets	3,293,397	(3,244,187)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:

Beginning of period	138,981,250	142,225,437

End of period (including undistributed net investment income of $3,696,908 and $4,857,036, respectively)	$142,274,647	$138,981,250

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF CASH FLOWS

For the six months ended April 30, 2016

(Unaudited)

INCREASE (DECREASE) IN CASH

Cash flows provided by (used in) operating activities:

Interest received	$4,590,929

Expenses paid	(934,540)

Interest expense paid	(513,911)

Purchase of investment securities	(15,073,775)

Proceeds from sales and maturities of investment securities	15,302,273

Net cash provided by operating activities		$3,370,976

Cash flows provided by (used in) financing activities:

Distributions paid	(3,899,450)

Offering costs from the exchange and issuance of VMTP Shares	(162,377)

Net cash used in financing activities		(4,061,827)

Net decrease in cash		(690,851)

Cash–beginning of period		3,041,372

Cash–end of period		$2,350,521

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:

Net increase in net assets resulting from operations		$7,192,847

Purchase of investment securities	(15,073,775)

Proceeds from sales and maturities of investment securities	15,302,273

Net amortization and accretion of premiums and discounts on debt securities	550,817

Amortization of deferred offering costs	251,380

Net realized gain on investments	(200,647)

Net change in unrealized (appreciation) depreciation on investments	(4,574,344)

Decrease in interest receivable	38,560

Decrease in accrued interest payable on Variable Rate MuniFund Term Preferred Shares	(78,375)

Decrease in accrued expenses	(37,760)

Total adjustments		(3,821,871)

Net cash provided by operating activities		$3,370,976

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated (excluding supplemental data provided below):

	For the six months ended April 30, 2016 (Unaudited)	For the year ended October 31,
PER SHARE DATA:		2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.31	$16.70	$15.74	$17.39	$16.23	$16.47

Net investment income	0.29	0.69	0.73	0.84	0.90	0.92
Net realized and unrealized gain (loss)	0.56	(0.24)	1.08	(1.64)	1.16	(0.25)
Distributions on remarketed preferred stock from net investment income(1)	—	—	0.00	(0.01)	(0.01)	(0.01)
Distributions on remarketed preferred stock from net realized gains(1)	—	—	—	—	— (2)	— (2)

Net increase (decrease) from investment operations applicable to common stock	0.85	0.45	1.81	(0.81)	2.05	0.66

Distributions on common stock:
Net investment income	(0.42)	(0.84)	(0.85)	(0.84)	(0.84)	(0.80)
Net realized gains	(0.04)	—	—	—	(0.05)	(0.10)

Total distributions	(0.46)	(0.84)	(0.85)	(0.84)	(0.89)	(0.90)

Net asset value, end of period	$16.70	$16.31	$16.70	$15.74	$17.39	$16.23

Per share market value, end of period	$16.54	$15.13	$15.15	$14.16	$17.99	$15.54

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	2.26%*	1.86%	1.89%	1.36%	1.21%	1.23%
Operating expenses, without leverage	1.14%*	1.11%	1.13%	1.14%	1.13%	1.14%
Net investment income	3.46%*	4.21%	4.51%	5.03%	5.35%	5.90%
SUPPLEMENTAL DATA:
Total return on market value (3)	12.59%	5.55%	13.19%	(16.98)%	22.08%	2.73%
Total return on net asset value (3)	5.26%	2.77%	11.79%	(4.75)%	12.95%	4.36%
Portfolio turnover rate	8%	16%	9%	15%	11%	6%
Asset coverage ratio on preferred stock, end of period	319%	314%	319%	306%	328%	312%
Net assets applicable to common stock, end of period (000’s omitted)	$142,275	$138,981	$142,225	$134,107	$148,127	$138,105

*	Annualized.
(1)	The remarketed preferred stock was fully redeemed in 2013.
(2)	Amount per share is less than $0.01.
(3)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

(Unaudited)

Note 1. Organization

DTF Tax-Free Income Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on September 24, 1991 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of the Fund.

A. Investment Valuation: Debt securities are generally valued based on the evaluated bid using prices provided by one or more dealers regularly making a market in that security, an independent pricing service, or quotes from broker-dealers, when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B. Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns filed for the tax years 2012 to 2015 are subject to such review.

D. Dividends and Distributions: The Fund declares and pays dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends on the Fund’s Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) are accrued on a daily basis and paid on a monthly basis and are determined as described in Note 6.

The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements

A. Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2016

(Unaudited)

payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Administrator: The Fund has an Administration Agreement with J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard”). The administration fee is payable quarterly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the six months ended April 30, 2016 were $49,878.

D. Affiliated Shareholder: At April 30, 2016, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 31,553 shares of the Fund which represent 0.37% of shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2016 were $15,073,775 and $15,302,273, respectively.

Note 5. Distributions and Tax Information

At October 31, 2015, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$184,958,600	$13,590,273	$(352,933)	$13,237,340

The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

The tax character of distributions paid during the fiscal year ended October 31, 2015 and 2014 was as follows:

	2015	2014
Distributions paid from:
Tax-exempt income	$8,092,377	$8,101,607
Ordinary income	—	91,284
Long-term capital gains	—	—

Total distributions	$8,092,377	$8,192,891

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2016

(Unaudited)

Note 6. Variable Rate MuniFund Term Preferred Shares

The Fund has issued and outstanding Variable Rate MuniFund Term Preferred (VMTP) Shares, with a $100,000 liquidation value per share.

On January 8, 2016, the Fund exchanged all of its outstanding Series 2018 VMTP Shares for newly issued Series 2021 VMTP Shares. The effect of the privately negotiated exchange was to extend the mandatory redemption date of the VMTP Shares from August 21, 2018 to January 31, 2021. The VMTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Fund is required to redeem all outstanding VMTP Shares on January 31, 2021, unless earlier redeemed, repurchased or extended. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends and a redemption premium, if any. The fair value of the VMTP Shares is estimated to be their liquidation preference.

Key terms of the series of VMTP Shares at April 30, 2016 are as follows:

Series	Shares Outstanding	Liquidation Preference	Weekly Rate Reset	Rate	Mandatory Redemption Date
2021	650	$65,000,000	SIFMA Municipal Swap Index + 1.40%	1.81%	1/31/2021

The Fund incurred costs in connection with its issuance of Series 2018 VMTP Shares, which were recorded as a deferred charge and were being amortized over the life of the shares. These unamortized costs were fully expensed when the shares were exchanged for the Series 2021 VMTP Shares. The Fund incurred additional offering costs in connection with its exchange for Series 2021 VMTP Shares, which were recorded as a deferred charge and are being amortized over the life of the VMTP Shares. Amortized and expensed deferred offering costs of $9,921 and $241,459, respectively, are included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the VMTP shares under the caption “Variable Rate MuniFund Term Preferred Shares” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest expense for financial reporting purposes) are accrued daily and paid monthly. The average liquidation value outstanding and the average annualized dividend rate of the VMTP Shares during the six months ended April 30, 2016, were $65,000,000 and 1.60%, respectively.

The Fund is subject to certain restrictions relating to the VMTP Shares, such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of the VMTP Shares at liquidation value.

Note 7. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2016

(Unaudited)

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of three Independent Directors (since expanded to include all of the Independent Directors) and acts under a written charter that was most recently amended on May 11, 2011. A copy of the charter is available on the Fund’s website at www.dtffund.com and in print to any shareholder, upon request.

The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.

In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of the Fund’s preferred stock, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted an almost total lack of turnover. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Adviser provided the Contracts Committee with performance information for the Fund for various periods, measured against two benchmarks: the Barclays Municipal Bond Index and the Broadridge Leveraged Municipal Debt Funds Average (the Fund’s category as determined by Broadridge Financial Services Inc. (“Broadridge”)). The Committee noted that the Fund’s net asset value (“NAV”) total return had outperformed the Barclays Municipal Bond Index for the most recent 3- and 5-year periods ended June 30, 2015, while noting that it had underperformed compared to the index for the most recent 1-year period and also underperformed compared to the Broadridge Leveraged Municipal Debt Fund Average for the most recent 1-, 3-, and 5-year periods ended June 30, 2015. The Contracts Committee further noted that on a market value total return basis, the Fund had underperformed the Barclays Municipal Bond Index over the 1- and 3-year periods ended June 30, 2015, and underperformed the Broadridge Leveraged Municipal Debt Fund Average over the 1-, 3- and 5-year periods ended June 30, 2015. In evaluating the Fund’s performance, the Contracts Committee further considered the Adviser’s explanation that the fixed-income investments comprising the benchmarks include certain higher yielding, lower-quality bonds in which the Fund is not permitted to invest. The Contracts Committee also considered that since current income is a component of the Fund’s investment objective, it would be relevant to consider that since February 2009, the Fund has increased its monthly dividend five times for a total of two cents per share.

Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Broadridge, an independent provider of investment company data, to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other municipal debt funds selected by Broadridge (the “Broadridge expense group”). The Contracts Committee reviewed, among other things, information provided by Broadridge comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Broadridge expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was above the median of its Broadridge expense group; and (ii) the actual management fee rate was higher than the median of its Broadridge expense group on the basis of total assets, but lower than the median of its Broadridge expense group on the basis of assets attributable to common stock. The Contracts Committee further noted that the Fund’s total expense ratio, as reported by Broadridge, was above the median of its Broadridge expense group both on the basis of assets attributable to common stock and on a total asset basis.

The Adviser also furnished the Contracts Committee with copies of its financial statements, and the financial statements of its parent company, Virtus Investment Partners, Inc. The Adviser also provided information regarding the revenue and expenses related to its management of the Fund. In reviewing those financial statements and other materials, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedule for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is slightly higher than the Adviser’s standard fee schedule. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and respond to changes in the financial markets and regulatory environment that could affect the amount and type of the Fund’s leverage and (7) respond to unanticipated issues in the financial markets or regulatory environment that can impact the Fund. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the

Contracts Committee concluded that the management fees charged to the Fund are reasonable compared to those charged to other clients of the Adviser, when the nature and scope of the services provided to the Funds are taken into account. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund. As a fixed-income fund, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending March 1, 2017. On December 18, 2015, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending March 1, 2017.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website www.dtffund.com or on the SEC’s website www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dtffund.com.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 15, 2016. The following is a description of the matter voted upon at the meeting and the number of votes cast on the matter:

	Shares Voted For	Shares Withheld
To elect three directors to serve until the Annual Meeting in the year 2019 or until their successors are duly elected and qualified:
Robert J. Genetski*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	650	0
Philip R. McLoughlin . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,690,396	560,677
Nathan I. Partain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,704,975	546,098

*	Elected by the holders of the Fund’s preferred stock voting as a separate class.

Directors whose term of office continued beyond this meeting are as follows: Donald C. Burke, Geraldine M. McNamara, Eileen A. Moran, Christian H. Poindexter, Carl F. Pollard and David J. Vitale.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Included as part of the report to stockholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated February 4, 2016) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME INC.

By (Signature and Title)	/S/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)
Date:	June 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)
Date:	June 29, 2016

By (Signature and Title)	/S/ ALAN M. MEDER
Alan M. Meder
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)
Date:	June 29, 2016